Exhibit 99.1
1 UNLOCKING VALUE IN A CRITICAL GROWTH MARKET Nasdaq NEHC INVESTOR PRESENTATION Q4/2024 1

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will any sale of a security occur in any jurisdiction where such an offer, solicitation or sale would be unlawful. This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt. It has been prepared to assist interested parties in making their own evaluation of New Era Helium, Inc., a Nevada corporation (“New Era Helium”), its projects and prospects. This Presentation is proprietary and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of New Era Helium. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will New Era Helium or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. New Era Helium has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of New Era Helium. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations asthey deem necessary. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but New Era Helium will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Disclaimer 2 Nasdaq NEHC

7 About New Era Helium Globally scarce industrial gas commodity, utilized in rapidly growing high tech markets Will be US-Listed, North American helium platform positioned to participate in consolidation of exploration start-ups and midstream players Experienced executive team and board, with expertise in both helium and conventional gas development Proved and probable helium resource strategically located in Southeastern New Mexico in the Permian Basin Secured two (2) 10-year take-or-pay offtake agreements with international helium buyers (estimated $113 million(1) helium revenue generation) Vertically integrated, scalable helium operation with a focus on producing Responsibly Sourced Gas (RSG) and Responsibly Sourced Helium (RSH ) (2) (1) Helium revenues are net of royalties, transportation and tolling services. Estimates are prepared by New Era Helium management (2) RSH is trademarked by New Era Helium Helium, An Undersupplied Mission Critical Element A U.S. Platform for Growth & Consolidation Vertical Integration of the Helium Supply Chain Experienced Executive Team and Board Proved Reserves as a Differentiator Secured Long-Term Helium Offtake 3 Nasdaq NEHC

9 Company Overview New Era Helium Corp. is a helium exploration and production company that sources helium from the Pecos Slope field located in Southeastern New Mexico in the Permian Basin. New Era has secured long-term offtake agreements (take-or-pay, fully-committed volumes) with two major international helium buyers that represent an estimated $113 million(1) of helium revenues over the life of the contracts.(2) Key Highlights • 400+ operated producing wells with average working interest (WI) of 93.7% ownership • Helium with natural gas and natural gas liquid (NGL)’s as a byproduct • Long-lived helium production out of the prolific Pecos Slope Gas field (via the Abo formation); producing conventionally since the late 1970’s • We are actively working towards becoming a vertically integrated helium extraction company, encompassing upstream, midstream, and downstream operations, with proven and probable reserves in addition to long-term secured offtake agreements • Two 10-year take-or-pay offtake agreements in place with major Tier-1 and Tier-2 international helium buyers • Helium recovery plant construction commenced in Q3 2023; estimated completion in Q2 2025 with a nameplate capacity of 20 gross MMCFE/D of inlet natural gas ~$113MM Helium Revenue Commitments(1) Two (2) 10-year helium sales agreements in place with international helium buyers 400+ Operated wells with commercial He qty. Producing helium and natural gas, today, in the Permian Basin ~1.5 BCF Gross Proved + Probable Helium Reserves(3)(4) Third-Party Validated Proven & Probable Reserves (Not Prospective) 137k Gross Acres (HBP) Unique Permian Basin asset that was discovered in 1977 (1) Helium revenues are net of royalties, transportation and tolling services. Estimates are prepared by New Era Helium management. (2) Assumes helium pricing at market rates confidentially negotiated; is not inclusive with revenue of natural gas or natural gas liquid (NGL). (3) 0.5 BCF of gross proved helium volumes and 1.0 BCF of gross probable helium volumes in recoverable reserves (4) Gross proved and probable reserves independently prepared by MKM Engineering as of December 31, 2023. 4 Nasdaq NEHC

New Era At a Glance

NEW ERA HELIUM
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~4.2
MMCF/D(1)
Producing helium and natural gas in the Permian Basin



Permian Basin: Strategic location for helium production



36.0
MMCF p.a.
Two (2) 10-year helium sales agreements in place with major helium buyers



2Q25
Expected start of delivering helium to buyers



3-stream
(He, Nat Gas, Natural Gas Liquid)
Revenue generation derived from three streams



~1.5 BCF
2P Helium Reserves (2)
Substantial reserve base with high-purity helium



ARJAE DESIGN SOLUTIONS LTD.
EnXL Energy Excellence
Key strategic partnerships



~1.6%
Est. U.S. He Market Share(3)
Plant capacity will represent ~1.6% of domestic 2023 He demand.

(1) Includes gross daily production of natural gas as of August 2024; includes helium concentration that does not contribute to revenue.
(2) 0.5 BCF of gross proved helium volumes and 1.0 BCF of gross probable helium volumes in recoverable reserves. Gross proved and probable reserves as prepared by MKM Engineering as of December 31, 2023. NEH engaged MKM Engineering as an independent reserve auditor to prepare the report. Neither the engagement nor the compensation is contingent on results or future production rates for the subject properties.
(3) Kornbluth Helium Consulting, LLC.

5

NEW ERA HELIUM

Key Management



E. Will Gray II

Chairman & CEO

- Co-Founder of New Era Helium and partner at Solis Partners, LLC.
- Mr. Gray has oil and gas experience spanning 19 years, having directly operated over 950 wells located in New Mexico, Texas, and Oklahoma since 2005. Mr. Gray has a specialization in conventional oil and gas assets

Prior Company Experience:



Michael J Rugen

Chief Financial Officer

- Mr. Rugen, CPA has 40 yrs experience in executive, accounting, and finance positions primarily in E&P and oilfield services companies.
- Mr. Rugen was previously the CFO of Riley Exploration Permian, Inc., a NYSE American listed Permian Basin oil and gas company and CFO/Interim CEO of Tengasco, Inc, its predecessor.

Prior Company Experience:



Pat Seale

Head of Engineering

- Seasoned oil and gas executive with over 40 years of experience in petroleum engineering, senior management, and international banking.
- Held roles in exploration, production, and operations, including reservoir and production engineering, drilling, facility design, property evaluations, and M&A

Prior Company Experience:



Bret Pearcy

Head of Geology

- Geologist and Geologic Advisor with over 35 years of experience in the oil and gas industry, primarily in the Permian Basin of Texas and New Mexico.
- Has extensive experience leading drilling programs to generate, characterize, and optimize drilling prospects for asset exploitation.

Prior Company Experience:



Vicki Kay

Land & Legal

- Ms. Kay joined Solis Partners in 2020 to implement and oversee the company's New Mexico land and regulatory department.
- Before joining Solis Partners, Vicki worked as an independent landman for 15 years, serving clients with an emphasis on the Haynesville and the Permian.

Prior Company Experience:



Scott Parsons

Operations

- Mr. Parsons has over 17 years of oil and gas experience as both an engineer and landman.
- He previously worked as a production and operations engineer and as a landman for various companies from Texas to Colorado.

Prior Company Experience:

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Board of Directors

NEW ERA HELIUM

E. Will Gray II
Chairman & CEO

Years of experience: 19 years

Background:

- Co-Founder of New Era Helium and partner at Solis Partners, LLC.
- Mr. Gray has oil and gas experience spanning 19 years, having directly operated over 950 wells located in New Mexico, Texas, and Oklahoma since 2005. Mr. Gray has a specialization in conventional oil and gas assets

Prior Company Experience:

Phil Kornbluth
Governance and Nominating Committee Chairman

Years of experience: 41 years

Background:

- Executive in the chemical and industrial gas industries,
- President of Kornbluth Helium Consulting, LLC. and former VP/General Manager of Global Helium for both BOC Gases and the Matheson Gas subsidiary of Nippon Sanso Holdings.

Prior Company Experience:

Bill Flores
Audit Committee Chairman

Years of experience: 35 years

Background:

- An experienced entrepreneur and public policy leader, having served in C-Level leadership roles for energy-related companies and as a U.S. Representative for Texas, where he chaired the Republican Study Committee
- Serves on multiple boards, including as Chairman of the Texas' Electric Grid at ERCOT and Director of CO2 Energy Transitions LLC

Prior Experience:

Stan Borowiec
Independent Director

Years of experience: 40 years

Background:

- Executive in the chemical and industrial gas industries,
- Ran a consulting practice focused on Commercial Excellence that has completed projects in pricing and sales effectiveness.
- Has also served as an advisor to Acme Cryogenics

Prior Company Experience:

Charles Nelson
Compensation Committee Chairman

Years of experience: 13 years

Background:

- Developed and commercialized energy transition technologies, overseeing over $1B in infrastructure builds, e.g. largest sustainable jet fuel offtake deal.
- Generated billions in value by aligning capital providers, corporates, and tech founders, driving operational excellence within portfolio companies.

Prior Company Experience:

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2 He
Helium



NEW ERA HELIUM

Unique Properties of Helium

- Colorless, odorless, tasteless gas
- Chemically and Radiologically inert – Helium is non-reactive and does not become radioactive
- Second lightest element & second smallest molecule
  - Lightest & smallest that does not burn
- Helium has the lowest condensation point of any element
  - -452.2 degrees F, -269 degrees C, 4.2 degrees K
  - Liquid Helium is the coldest substance on the planet
- Helium remains liquid even at absolute zero
- Gaseous Helium has a very high specific heat and thermal conductivity



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NEW ERA HELIUM


2
He
Helium

95% of the world's helium production is associated with the production of natural gas[1]. Helium is a non-renewable noble gas primarily obtained through the extraction and processing of natural gas reservoirs, where it is a byproduct, and plays a crucial role in various industrial applications.

Increasingly used in high tech applications – semiconductors, MRI, optical fiber, aerospace

~47% of effective capacity (7 of 16 plants) in the U.S.	**~31%** of global demand In the U.S.	**~15%** of global demand in China, #2 & fastest growing	**2-4% p.a.** Expected volume CAGR 2021-2025 [1]

- $6-7 billion international helium market at the end-user level[1]
- Helium usually trades in USD at the wholesale level
- Electronics has/will surpass MRI as the #1 application[1]
- Helium business is extremely "opaque"; it is not publicly traded with volume/price agreements negotiated privately

Helium business is an "oligopoly" led by 5 large multinational industrial gas companies ("Helium Customers"):

AIR PRODUCTS, Air Liquide, Linde, MESSER, MATHESON

(1) Kornbluth Helium Consulting, LLC

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15 Typical Path to He Monetization Gas Field Gas Processing, Helium Extraction 98-99% Purity Gaseous He Jumbo Tube Trailer Helium Liquefaction Plant Sale to Balloon Gas Market (at Plant Tailgate) 11,000Gallon ISO Container Liquid Helium To Domestic or Overseas Helium Transfill Transport Crude to Helium Liquefier for Tolling Sale as high purity crude helium 10 Nasdaq NEHC

Helium Applications in High-Growth Sectors

NEW ERA HELIUM

Mission Critical Applications

Technology Manufacturing
- ✓ Semiconductor manufacturing
- ✓ LCD Panels
- ✓ Fiber optics cables

Aerospace & Defense
- ✓ Space Exploration
- ✓ Fuel Purging Systems
- ✓ Defense and Rocket Guidance Systems

Healthcare & Life Sciences
- ✓ MRI Scanners
- ✓ Helium-ion microscopes
- ✓ Laser eye surgery
- ✓ Cryogenics

Industrial Uses
- ✓ Welding, shield masks
- ✓ Gas leak detection
- ✓ Nuclear reactor coolant
- ✓ Crystal growth

(1) Semiconductor Industry Association (SIA) to the U.S. Geological Survey (USGS) on Helium Supply Risk.
(2) U.S. Department of the Interior Bureau of Land Management.
(3) The Institute for Energy Research (IER), Washington D.C.
(4) Siemens Healthineers: The Liquid Gold of MRI.
(5) NASA: NASA Awards Agency-wide Helium Contract.

Attractive Demand Growth Drivers

- Semiconductor Manufacturing: Helium is crucial in semiconductor manufacturing due to its unique properties as an inert gas and high thermal conductor and serves various functions throughout the manufacturing process, with limited substitutes.(1)
- Space and Defense: Helium is used in liquid fueled rockets and in critical processes during lift-off, including separation of hot gases and ultra-cold liquids. National defense applications include rocket engine testing, scientific balloons, surveillance crafts, air-to-air missile guidance systems, and more.(2)
- Life Sciences and Technology: 20% of helium is used in healthcare mainly magnetic resonance imaging (MRI), 17% in analytical and laboratory applications, and 6% in engineering and scientific applications.(3)
- Cryogenics: Liquid helium's extremely low temperature makes it uniquely qualified for use in cooling the superconducting magnets utilized in MRI scanners, NMR scanners, particle accelerators and nuclear fusion research .(4)(5)

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Shortage 1.0 (2006-2008) Shortage 2.0 (2011-2013) Shortage 3.0 (2018-2020) Shortage 4.0 (2022-2024) Global Helium Shortages(1) Logistical, geopolitical risks & supply chain disruptions caused significant helium shortage events 17 Depletion of the BLM’s (Bureau of Land Management) reserves (2) Outages at BLM’s Helium Enrichment Unit Outages at Exxon’s Wyoming Unit Production shortfalls in Qatar Loss of capacity from the BLM Production shortfalls in Algeria Maintenance outages BLM outage Delayed production from Gazprom Maintenance outages Helium Sources Worldwide (1) Kornbluth Helium Consulting, LLC (2) The Bureau of Land Management is an agency within the United States Department of Interior responsible for administering U.S. federal lands. Headquartered in Washington, D.C., the BLM oversees more than 247.3 million acres of land, or one-eighth of the United States’ total land mass. 12 Nasdaq NEHC

Historical Helium Pricing Source: Kornbluth Helium Consulting LLC (1) Prices represented are the price for bulk liquid helium at the source sold in large quantities (>100MMscf/yr) under long term contracts (>=10 yrs.) Within the last two decades, helium prices have increased dramatically. $69 $71 $73 $75 $77 $90 $95 $112 $121 $144 $142 $145 $160 $250 $230 $220 $375 $425 $100.00 $150.00 $200.00 $250.00 $350.00 $300.00 $400.00 $450.00 $50.00 $- 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 W.A. LHE Prices (1) 13 Nasdaq NEHC

19 Helium’s Well-Established U.S. Supply Chain will Provide New Era with Global Market Access Access to Tier-1Players Established Supply Chain Reliable Market Supplier ▪ New Era has a reliable supply of helium available for processing.(1) ▪ The Pecos Slope Plant in Southeastern New Mexico in the Permian Basin allows New Era to produce gaseous helium for sale to major players or liquefaction. ▪ Large helium distributors have an existing network to ship New Era’s helium to global markets. Extraction from Gas Fields Purification at Helium Plant Liquefaction at Keyes Helium Ship to Major Distributors Helium has been listed on the critical materials list of major economies such as the United States, the European Union, and mainland China because it is critical to strategic industries and at high risk of supply shortages.(2) A helium tolling agreement, enables NEH to produce liquid helium and facilitates access to a global market. (1) Reliability is based upon NEH’s 3rd party validation of our 1Pand 2P helium reserves as of 12/31/23 (2) IHS Chemical. Helium Economics Handbook (CEH); April 2022 14 Nasdaq NEHC

Robust Helium Supply Chain from Wellhead to Customer NEW ERA HELIUM CORP Helium Offtake Agreements Helium Natural Gas Natural Gas Liquids (NGL) Processing Plant for: • Helium Recovery & Purification • NGL Fractionation • Natural Gas Separation Natural Gas New Era Production New Era is constructing a helium processing plant (Pecos Slope Plant) estimated to be completed in Q2 2025. New Era has secured 10-year offtake agreements with two major international helium buyers (Tier-1 and Tier-2) End User 15 Nasdaq NEHC

New Era holds sizeable commercial helium reserves proximal to a mature network of infrastructure Sizeable Resource in a Strategic Locale Pecos Slope New Mexico Leasehold (Helium Heat Map) ▪ Within 550 miles of 6 out of 7 U.S. helium liquefaction plants ▪ 20 miles north of Roswell, Southeastern New Mexico in the Permian Basin ▪ Less than 0.5 miles to El Paso Kinder Morgan Line ▪ Less than 15miles to EPDNGL Line ▪ Less than one mile from major highway Commercial Helium Concentration (>0.3 MOL% He) 315 Independently Evaluated Wells (He Sampling)(1) (1) Helium sampling independently performed on 315 wells administered by New Era Helium. 16 Nasdaq NEHC

Helium Reserves

NEW ERA HELIUM

Past Insight

- The Pecos Slope Field has produced nearly 600B cubic ft. (BCF) of natural gas since 1977. Helium was first captured and sold commercially starting in 2018
- NEH has sampled 315 of its producing wells showing commercial helium content ranging from 0.003 Mol % - 1.573 Mol % with a mean average of 0.468Mol % (1)
- NEH's two 10 - year offtake agreements for its helium represent $113MM of value(2)

Present Status

- One of only two companies that will trade on a US major Exchange that have proved helium reserves(3)
- To date, New Era Helium's proven + probable reserve development scenario calls for drilling of 540 wells with the full development of 75,840 acres (55.36%) of its total 137,000 gross acre leasehold(4)
- That leaves an additional 61,160 acres (44.64%) that has yet to be developed(4)

Helium Reserves

- Gross proved helium reserves estimate at 489 MMcf
- Net proved helium reserves estimate at 389 MMcf
- Gross probable reserves estimate at 1,038 MMcf
- Net probable reserves estimate at 704 MMcf

Future Vision

- The 2P Development Plan for Proved & Probable reserves identified by NEH paints a positive picture of 44.64% of the NEH leasehold yet to be developed at the end of the 2P Development, with ABO reservoir upside future development essentially equal to the reserves contained in the NEH 12/31/2023 YE Reserve Report for the Pecos Slope ABO Field.(4)
- The company's goal is to secure at least 2% of the North American helium market and become a key player in aggregating helium production across the region.

(1) Helium sampling independently performed on 315 wells administered by New Era Helium.
(2) Helium revenues are net of royalties, transportation and tolling services. Estimates are prepared by New Era Helium management
(3) Expected to be listed upon the closing off the business combination
(4) Internal estimates provided by New Era Helium

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Attractive Long-Term Offtake Agreements in Place with Major Helium Buyers Helium Offtake Agreements Buyer Agreement #1 Tier 1Gas Co. Agreement #2 Tier 2 Gas Co. Term 10Years 10Years Quantity 50% : (16.4-18.0) MMSCF/ yr 50% : (16.4-18.0) MMSCF/ yr Mode of Delivery Bulk Gaseous Helium Bulk Liquid Helium Price Market Rate, Ex Works Market Rate, Ex Works, Liquefier Price Adjustment U.S. CPI U.S. CPI Floor Price ~75% - 1st 5 years 70% of Initial Price Price Reopeners After Yr 3 After Yr 3 Prepayment N/A $2MM 18 Nasdaq NEHC

Vertical Integration Allows for Greater Monetization

NEW ERA HELIUM



Illustrative 3D rendering of New Era Pecos Slope Plant currently under construction.

- All natural gas volumes are currently gathered and processed by **IACX Energy**
- Upon completion of the Pecos Slope Plant, we will be vertically integrated in production, processing, and midstream takeaway – a complete helium platform operation
    - Inlet gas volumes: 20 MMCF/D
    - Helium (gaseous) sales volumes: ~99 MCF/D
    - Sales gas flow rate: ~15.7 MMCF/D
    - NGL flow rate: ~1,070 BBL/D
    - Off spec fuel gas flow rate: ~2.6 MMCF/D
- Midstream gathering system
- With a National Exchange Listing, the Company is positioned to aggregate additional assets within North America

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Why Invest

NEW ERA HELIUM

STRATEGIC LOCALE

Proximity to key infrastructure - 20 miles north of Roswell and within 550 miles of 6 out of 7 U.S. He Liquification plants. In close proximity to interstate pipelines and less than one mile from a major highway

HELIUM RESERVES IN PLACE

137,000 gross acres (HBP) located in Southeastern New Mexico in the Permian Basin with approximately 1.5 BCF(1) of gross proved and probable helium reserves in place

HELIUM PRODUCTION

Producing helium TODAY (~0.003 - 1.57 MOL% helium concentration) that can be scaled through workover improvements and/or new drills

PLANT IN PROGRESS

Helium Processing Plant construction underway (30% complete) ($3.7 million funded) with expected completion by Q2 2025

OFFTAKES IN PLACE

Two (2) 10-year helium purchase "take-or-pay" agreements executed to secure offtake for 36 MMCF p.a. plant output

(1) 0.5 BCF of gross proved helium volumes and 1.0 BCF of gross probable helium volumes in recoverable reserves.

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Nasdaq NEHC THANK YOU 21 FOR MORE INFORMATION: Jonathan Paterson Investor Relations +1 475 477 9401 jonathan.paterson@harbor-access.com

Nasdaq NEHC APPENDIX 22

Abo Gas Cum Map Abo Structure Helium Heat Map Key Maps 23 Nasdaq NEHC

29 AT AGLANCE Pecos Slo p e Field • The Pecos Slope Field has produced nearly 600 billion cubic feet of natural gas since 1977 .. To that end, there are more than 540 proved and probable locations on the property it can drill to help expand and update its helium reserves. • To date, New Era Helium’s proven + probable reserve development scenario calls for drilling of 540 wells with the full development of 75 ,840 acres (55 ..36% ) of its total 137 ,000 gross acre leasehold • That leaves an additional 61 ,160 acres (44 ..64% ) that has yet to be developed. • The 2P Development Plan for Proved & Probable reserves that have been identified by NEH paints a very a positive picture of 44.64 % of the NEH leasehold yet to be developed at the end of the 2 P Development, with ABO reservoir upside future development essentially equal to the reserves contained in the NEH 12 /31 /2023 YEReserve Report for the Pecos Slope ABO Field • The company’s goal as an emerging player in the helium space is to, at minimum, secure at least ~ 2 % of the North American helium market and position itself as a key player in the aggregation of existing helium production across North America .. 24